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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       Form 8-K

                  Current Report Pursuant to Section 13 or 15(d) of
                         The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)........ July 14, 1997



                                  G&K SERVICES, INC.
                (Exact name of registrant as specified in its charter)
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
  MINNESOTA                                0-4063                     41-0449530
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(State or other jurisdiction     (Commission File Number)           (I.R.S. Employer
of incorporation)                                                   Identification Number)


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                             5995 Opus Parkway, Suite 500
                                Minnetonka, MN 55343
                       (Address of principal executive offices)



Registrant's telephone number, including area code ....... (612) 912-5500



--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

    On July 14, 1997, the Registrant, G&K Services, Inc., a Minnesota corporation ("G&K"), directly and through certain of its wholly owned subsidiaries, consummated its previously announced agreement to acquire the uniform rental assets, plus selected linen rental assets ("Acquired Facilities") of National Linen Services, a division of National Service Industries, Inc. ("Seller"). Seller conducts, among other things, the business of supplying and cleaning linen wares and uniforms at various locations in the United States.
G&K intends to continue the business of Seller at such Acquired Facilities.

    G&K paid approximately $280 million in payment of the purchase price for the assets acquired, subject to certain post-closing purchase price adjustments. The aggregate consideration consisted of approximately $280 million in cash and G&K's assumption of certain of Seller's liabilities. The terms of the sale are more fully described in the asset purchase agreement by and among the parties which is filed as an exhibit herewith.

    In connection with this transaction, G&K entered into a bank credit facility with a syndicate of financial institutions, with Norwest Bank Minnesota, National Association ("Norwest") and First Chicago NBD Bank Canada ("First Chicago"), acting as agents, providing for loans and other extensions of credit up to $425 million (the "Credit Facility"). The initial net proceeds of the Credit Facility were used to refinance existing bank and other indebtedness of G&K, finance the acquisition, and pay related fees and expenses. The terms of the Credit Facility are more fully described in the Credit Agreement by and among the parties which is filed as an Exhibit herewith.

    On July 14, 1997, G&K issued a Press Release relating to this transaction, the text of which is filed as Exhibit 99.1 to this current report on Form 8-K and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         It is impracticable to provide the required financial statements at this time. Such financial statements will be filed as soon as practicable, but not later than 60 days after July 29, 1997, the latest date on which this Form 8-K may be filed.

    (b)  PRO FORMA FINANCIAL INFORMATION.

         It is impracticable to provide pro forma financial information at this time. Such information will be filed as soon as practicable, but not later than 60 days after July 29, 1997, the latest date on which this Form 8-K may be filed.




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    (c)  EXHIBITS. The following documents are filed as an exhibit to this Form
8-K and is incorporated herein by reference:

EXHIBIT NO.        DESCRIPTION

    2.1 Asset Purchase Agreement, dated as of May 30, 1997, by and among National Service Industries, Inc., a Delaware corporation; National Service Industries, Inc., a Georgia corporation; NSI Enterprises, Inc., a California corporation and G&K Services, Inc.

    2.2 Side Letter dated as of July 14, 1997 by and among National Service Industries, Inc., a Delaware corporation; National Service Industries, Inc., a Georgia corporation; NSI Enterprises, Inc., a California corporation and G&K Services, Inc.

    10.1 Credit Agreement, dated as of July 14, 1997, by and among G&K Services, Inc., Work Wear Corporation of Canada, Ltd., Norwest Bank Minnesota, National Association, a national banking association, and First Chicago NBD Bank Canada, a Canadian chartered bank, as agents and NBD Bank, a Michigan chartered bank.

    99.1      Press Release

Certain related transaction documents and exhibits (the "Exhibits") and the Schedules (the "Schedules") to the Asset Purchase Agreement are not being filed herewith. The Registrant undertakes to furnish a copy of any omitted Exhibit or Schedule to the Commission upon request. Pursuant to Item 601(b)(2) of Regulation S-K, the following is a list of the omitted Exhibits and Schedules.

Exhibit A     -    Acquired Facilities
                   Contains a listing of acquired facilities

Exhibit B     -    Subcontract Agreement
                   Contains a Form of Subcontract Agreement

Exhibit C     -    Term Sheet
                   Contains a Term Sheet for the Revolving Credit and Term Loan
                   Facility Agreement, dated May 14, 1997

Exhibit D     -    Opinion of Counsel to Seller
                   Contains Form of Seller's Counsel Opinion

Exhibit E     -    Opinion of Counsel to Purchaser
                   Contains Form of Purchaser's Counsel Opinion


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Exhibit F     -    Assignment and Assumption of Leases
                   Contains Form of Assignment and Assumption of Lease and
                   Consent

Exhibit G     -    Bill of Sale and General Assignment
                   Contains Form of General Bill of Sale for Certain Assets

Exhibit H     -    Assumption Agreement
                   Contains Form of Assumption Agreement

Exhibit I     -    Transition Services Agreement
                   Contains Form of Transitional Services Terms Sheet

Schedule 1.1(b)    List of Owned Real Estate
Schedule 1.1(h)    List of Vehicles
Schedule 1.1(i)(2) Non-Proprietary Software Packages and Related License
                   Agreements
Schedule 1.1(i)(3) Owned Properties Leased to Others
Schedule 1.1(i)(4) Leased Real Estate
Schedule 1.1(i)(5) Personal Property Leases
Schedule 1.1(i)(6) Collective Bargaining Agreements
Schedule 1.1(l)    Description of Prepaid line Items and Detailed Balance
                   Sheet
Schedule 1.1(m)    Intellectual Property
Schedule 1.5       National Accounts
Schedule 2(b)      Schedule of Active Remedial Sites and Active Compliance
                   Orders
Schedule 2(e)      Contribution Ogligations
Schedule 2.1(f)    Excluded Employees
Schedule 2.2(c)    Group Insurance Plan
Schedule 3.1       Allocation
Schedule 3.7       Gain and Sharing/Revenue Adjustment
Schedule 4.1       Seller's Foreign Qualifications
Schedule 4.2       Financial Statements
Schedule 4.2(b)    Interim Statements
Schedule 4.4(a)    Permitted Encumbrances
Schedule 4.4(d)    Shared Assets
Schedule 4.5       Real Property
Schedule 4.8       Litigation
Schedule 4.9       Court Orders, Decrees and Laws
Schedule 4.10      Labor and Employment Agreement
Schedule 4.11      Welfare Plans and Retirement Plans
Schedule 4.12      Environmental Matters
Schedule 4.15      Certain Customer Terms
Schedule 4.17      Consent Exceptions
Schedule 4.18      Changes in Conduct of Business Since 1/31/97
Schedule 4.20      Other Contracts
Schedule 4.21      Restrictive Covenants from Divestitures Affecting the
                   Business
Schedule 4.22      Certain Matters Relating to Licenses and Permits
Schedule 4.23(c)   Branch Inventory Reports
Schedule 4.25      Seller's Brokers
Schedule 6.3       List of Consents under the Contracts Submitted by Purchaser
Schedule 6.4       Exchange of Data Processing Information
Schedule 6.5       Restricted Territory
Schedule 6.9       Environmental Remediation
Schedule 6.11      Zoning Assurances
Schedule 7.2       Severance Benefits
Schedule 8.6       Financial Statements to be Provided
Schedule 14.7      Knowledge of Seller

Certain related transaction documents and exhibits (the "Exhibits") and the schedules to the Credit Agreement (the "Schedules") are not being filed herewith. The Registrant undertakes to furnish a copy of any omitted Exhibit or Schedule to the Commission upon request. Pursuant to Item 601(b)(2) of Regulation S-K, the following is a list of the omitted Exhibits and Schedules.

                                       Exhibits

Exhibit A     -    Form of US Revolving Note

Exhibit B     -    Form of Canadian Revolving Note

Exhibit C     -    Form of Term Note

Exhibit D     -    Form of Notice of Borrowing - US Facility

Exhibit E     -    Form of Notice of Conversion - US Facility

Exhibit F     -    Form of Notice to Continue Eurodollar Funding

Exhibit G     -    Form of Notice of Borrowing - Canadian Facility

Exhibit H     -    Form of Notice of Conversion - Canadian Facility

Exhibit I     -    Form of Notice to Renew Acceptance

Exhibit J     -    Form of Year-End Compliance Certificate

Exhibit K     -    Form of Quarterly Compliance Certificate

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Exhibit L     -    Form of Assignment Certificate

                                      Schedules

Schedule 4.1  -    Assets Held for Sale

Schedule 6.1  -    Names; Chief Executive Offices

Schedule 6.4  -    Subsidiaries; Organization Chart

Schedule 6.5  -    Projected Opening Balance Sheet and Related Projections

Schedule 6.6  -    Litigation

Schedule 6.10 -    Plans

Schedule 6.12 -    Environmental Disclosures

Schedule 8.1  -    Existing Liens

Schedule 8.2  -    Permitted Indebtedness and Guaranties

Schedule 8.4  -    Existing Investments

















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    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 25,  1997                  G&K SERVICES, INC.



                                  By   /s/ Timothy Kuck
                                    -----------------------------------
                                   Its Chief Financial Officer
                                      ---------------------------------




























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                                    EXHIBIT INDEX


                                                                 PAGE
EXHIBIT NO.                    DESCRIPTION                      NUMBER

    2.1 Asset Purchase Agreement, dated as of May 30, 1997, by and among National Service Industries, Inc., a Delaware corporation; National Service Industries, Inc., a
              Georgia corporation; NSI Enterprises, Inc., a
              California corporation and G&K Services, Inc.

    2.2 Side Letter dated as of July 14, 1997 by and among National Service Industries, Inc., a Delaware corporation; National Service Industries, Inc., a Georgia corporation; NSI Enterprises, Inc., a California corporation and G&K Services, Inc.

    10.1 Credit Agreement dated as of July 14, 1997 among G&K Services, Inc., Work Wear Corporation of Canada Ltd., as Borrowers, Various Banks, and Norwest Bank
              Minnesota, National Association, and NBD Bank and First Chicago NBD Bank, Canada

   99.1       Press Release

















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